UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE

SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant       ☐ Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement Only

☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

ELITE GROUP INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________

Name of Person(s) Filing Information Statement, if other than Registrant:

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided  by  Exchange  Act Rule 0-11 (a) (2) and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party: ____________________________

4)	Date Filed: ____________________________

ELITE GROUP INC.

4760 Preston Rd., #244-114

Frisco, Texas 75034

(469) 777-3370

Copies of correspondence to:

Frederick C. Bauman, Esq.

Bauman & Associates Law Firm

6440 Sky Pointe Dr., Ste 140-149

Las Vegas, NV 89131

(702) 533-8372

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: December ___, 2017

TO THE STOCKHOLDERS OF ELITE GROUP INC.:

The attached Information Statement is furnished by the Board of Directors (the "Board") of Elite Group Inc. (the "Company," "we" or "us"). The Company, a Nevada corporation, is a public company registered with the Securities and Exchange Commission.

On December 9, 2017, one stockholder holding 22,020,000 shares of our common stock, or approximately 6.16%, of our issued and outstanding $0.001 par value common stock ("Common Stock") and 1,000 shares (100%) of our Series A Preferred Stock, which combined is approximately 54.02% of the voting power of the company, consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent was sufficient to approve the Certificate of Amendment under Nevada law and our Articles of Incorporation. The attached Information Statement describes the Certificate of Amendment that the common and preferred stockholders of the Company have approved, which will increase our authorized shares of common stock to 9,999,000,000 shares from 2,499,000 shares.   The Certificate of Amendment will become effective upon filing with the Nevada Secretary of State, which can occur no earlier than twenty (20) calendar days after the filing and dissemination of the Definitive Information Statement.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters' or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety.  It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Certificate of Amendment, this Information Statement contains important information about the Certificate of Amendment.

By Order of the Board of Directors

/s/ Terence Tecco
Terence Tecco, President, CEO and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

ELITE GROUP INC.

4760 Preston Rd., #244-114

Frisco, Texas 75034

 (469) 777-3370

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Elite Group Inc., a Nevada corporation (the "Company," "we" or "us"), to advise them of the corporate actions that have been authorized by written consent of one of the Company's stockholders, which owns approximately 6.16% of our issued and outstanding  common stock and 1,000 shares (100%) of our Series A Preferred Stock, which combined is approximately 54.02% of the voting power of the company as of the record date of ______________, 2017 (the "Record Date"). These actions are being taken without notice, meetings or votes in accordance with the Nevada Revised Statutes (N.R.S.) Section78.320 and the Company’s Articles of Incorporation. This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on December ___, 2017.

On December 8, 2017, the Board of Directors approved, and recommended to the stockholders for approval, an amendment to the Company's Articles of Incorporation (the "Certificate of Amendment") which will increase our authorized shares of common stock to 9,999,000,000 shares from 2,499,000,000.  The full text of the Certificate of Amendment is attached to this Information Statement as Appendix A.

On December 8, 2017, one of the Company's stockholders, which owns approximately 6.16% of our issued and outstanding common stock and 1,000 shares (100%) of our Series A Preferred Stock, which combined is approximately 54.02% of the voting power of the company, consented in writing to the Certificate of Amendment. This consent was sufficient to approve the Certificate of Amendment under Nevada law.

NO VOTE REQUIRED

We are not soliciting consents to approve the Certificate of Amendment. Nevada law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Nevada corporate law, stockholders have no appraisal or dissenters' rights in connection with the Certificate of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Certificate of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our President at (702) 560-4373, and requests in writing should be sent to Elite Group Inc., Attention President, 4760 Preston Rd., #244-114, Frisco, Texas 75034.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDMENTS TO THE ARTICLES OF INCORPORATION

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 2,499,000,000 SHARES to 9,999,000,000 SHARES OF COMMON STOCK

Our Articles of Incorporation currently authorize 2,499,000,000 shares of common stock, $0.001 par value, of which 357,631,574 shares were outstanding as of December 8, 2017.  It is the present view of our Board of Directors that we need additional authorized shares of common stock to accommodate the conversion of debt into equity by the holders of our convertible notes, and to provide us adequate flexibility to issue our equity securities in the manner best suited for the Company in order to consummate corporate acquisitions, or as may be required by the capital markets.

In order to provide funding for the Company’s operations and exploration program, it will be necessary to issue additional shares of common stock, or promissory notes that are convertible into common stock.  Most lenders that fund convertible notes require that the borrower direct its stock transfer agent to establish a reserve of authorized shares to be available for conversion of the lender’s convertible notes.  If the market price of the borrower’s convertible stock declines, the reserve may be required to be increased.  In the event that there are insufficient authorized shares to honor a conversion notice, there may be contractual penalties payable by the borrower.  The increase in the Company’s authorized shares to 9,999,000,000 shares from 2,499,000,000 shares is intended to provide adequate authorized shares to cover the Company’s funding needs for at least the next 12 months.

Principal Effects of the Increase in Authorized Shares of Common Stock

While the authorization of additional shares of common stock is intended to increase our financial flexibility, it could also lead to dilution of the existing stockholders in the event that additional shares are sold for less than the current market price (or in the case of convertible debt, if the conversion price is less than our present market price).  This is likely in the case of convertible debt, as convertible lenders typically require that they be permitted to convert at a discount from the market price at the time of conversion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides certain information regarding the ownership of our common stock, as of December 8, 2017 and as of the date of the filing of this annual report by:

•	each of our executive officers;
•	each director;
•	each person known to us to own more than 5% of our outstanding common stock; and
•	all of our executive officers and directors and as a group

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage

Common Stock	Terrence Tecco 4760 Preston Rd. #244-114 Frisco, Tx. 75034	22,020,000 shares of common stock (direct)	6.16%

Common Stock	Michael Fasci	none	0%
Our officers and directors as a group (2 people)		22,020,000	6.16%

(1)

Based on 357,631,574 common shares outstanding as of December 8, 2017.

(2)

For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any common shares that such person or group has the right to acquire within 60 days after December 8, 2017. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after December 8, 2017 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(3)	These are the officers and directors of the Company.

 Preferred shares – Series A

The Company has designated 1,000 shares of preferred stock as Series A Preferred Stock (“Series A”). The holder of the Series A Preferred shall not be entitled to receive dividends. Upon liquidation each shareholder of Series A Preferred shall be entitled to receive a preferential distribution in the amount of $1.00 per share of each Series A. For so long as Series A is issued and outstanding, the holders of Series A shall vote together as a single class with the holders of the Company’s common stock with the Series A holders entitled to fifty-one percent (51%) of the total votes on all matters.  The Company issued the Series A to Terrence Tecco, the Company’s Chief Executive Officer, on January 25, 2017.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

*                Annual Report on Form 10-K for the fiscal year ended March 31, 2017; and

*                Quarterly Reports on Form 10-Q for the periods ended December 31, 2016, June 30, 2017 and September 30, 2017.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Terrence Tecco
Terrence Tecco, President, CEO and Director
Frisco, Texas
December ___, 2017

Certificate of Amendment

To the

Articles of Incorporation

Pursuant to the provisions of the Sections 78.385 and 78.390 of the Nevada Revised Statutes (NRS), the undersigned corporation adopts the following Certificate of Amendment to its Articles of Incorporation:

1.

Name of corporation: ELITE GROUP INC..

2.

 The articles have been amended as follows:

The first paragraph of ARTICLE IV is deleted in its entirety and replaced with the following:

“3. The total number of shares of Common Stock which this corporation shall have authority to issue is 10,000,000,000 consisting of (1) 9,999,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and 1,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

3.

 The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 54.02%.

4.

 Effective date and time of filing: (optional) Date: _______________  Time: _________________

5.

Signature: (required)

____/S/ Terence Tecco__________________________

Signature of Officer: Terence Tecco, President